Fees Summary	Jan. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,905,670.18
Previously Paid Amount	0
Total Fee Amount	7,028.16
Total Offset Amount	0
Net Fee	$ 7,028.16